SSGA Active Trust

SPDR® SSGA US Sector Rotation ETF

(the “Fund”)

Supplement dated April 7, 2025 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”), each dated October 31, 2024, as may be supplemented from time to time

Effective on or about May 6, 2025 (the “Effective Date”), the Fund’s principal investment strategy will change. Currently, the Fund primarily invests in exchange-traded funds (ETFs) that each focus on common stocks of companies included in an individual sector of the S&P 500® Index, as determined by the Global Industry Classification Standard (GICS®) (each, an “Equity Sector” and collectively, the “Equity Sectors”) (each such ETF, an “Equity Sector ETF”). As of the Effective Date, the Fund will primarily invest in (i) Equity Sector ETFs and (ii) common stocks of companies included in the Equity Sectors. Accordingly, as of the Effective Date:

1.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 102 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

The Fund primarily invests its assets in securities of other exchange-traded funds (“ETFs”) and common stocks of individual U.S. companies. In particular, the Fund allocates its assets among (i) ETFs that each focus on common stocks of companies included in an individual sector of the S&P 500® Index, as determined by the Global Industry Classification Standard (GICS®) (each, an “Equity Sector” and collectively, the “Equity Sectors”) (each such ETF, an “Equity Sector ETF”) and (ii) common stocks of companies included in the Equity Sectors (“Equity Sector Common Stocks”). As of the date of this Prospectus, the Equity Sectors include: communication services, consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, real estate, information technology and utilities. Components of the S&P 500 Index, and the sector classifications as determined by GICS, are subject to change and are not controlled by the Fund or the Adviser.

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), the Fund’s investment adviser, allocates the Fund’s investment exposures among the Equity Sectors based on a proprietary sector selection model. The sector selection model first incorporates macroeconomic, financial and market data to arrive at a projected return forecast for each Equity Sector. Using these projected return forecasts, the model then allocates the weightings of each Equity Sector to construct a target Equity Sector allocation (the “Target Equity Sector Allocation”) that seeks to maximize expected return. The portfolio’s final sector allocation is subject to the Adviser’s risk and diversification constraints, which limit the amount an Equity Sector may represent in the portfolio. The Adviser may not fully implement the results of the sector selection model if it believes the model does not take into account all relevant data, or that a different evaluation or weighting of the data is more appropriate. It is possible the Fund may not have exposure to all Equity Sectors at all times. The Adviser obtains exposure to specific Equity Sectors by allocating assets primarily among the corresponding Equity Sector ETFs and/or Equity Sector Common Stocks based on a proprietary optimization-based portfolio construction process designed to limit the variance between (i) the return of the Fund’s investments and (ii) the return of the Target Equity Sector Allocation.

The Adviser typically rebalances the Fund’s portfolio on a monthly basis, although rebalancing may occur more frequently depending on market conditions. The Adviser buys and sells securities for the Fund at each rebalancing based on the results of the process described above. As a result of frequent rebalances, the Fund may experience a high turnover rate.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investments purposes) directly or indirectly through the underlying ETFs, in securities of U.S. companies. The Fund may invest in ETFs that pay fees to the Adviser and its affiliates for management, marketing or other services.

2.	The “PORTFOLIO MANAGERS” section for the Fund beginning on page 106 of the Prospectus and page 5 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Martel, Jeremiah Holly, Emiliano Rabinovich and Juan Acevedo.

Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management in the Americas for the Investment Solutions Group. He joined the Adviser in 1994.

Jeremiah Holly, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2005.

Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. He joined the Adviser in 2006.

Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He joined the Adviser in 2000.

3.

The “Portfolio Managers” table on page 149 of the Prospectus and beginning on page 68 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above. In addition, the following biography for Mr. Acevedo and Mr. Rabinovich is added beneath the portfolio managers table on page 146 of the Prospectus:

Juan Acevedo is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Systematic Equity Beta Group. He is responsible for managing equity index, smart beta and tax-efficient quantitative strategies for institutional clients and high net worth individuals. Prior to his current role, Mr. Acevedo was a portfolio manager in SSGA’s Implementation Group, where he was responsible for the daily management of active and passive strategies, with an additional focus on mass construction of separately managed accounts. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College. Additionally, he received a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University.

Emiliano Rabinovich, CFA, is a Managing Director of SSGA and the Adviser and Co-Head of the Systematic Equity Beta Group in the Americas. Within this group, he is the strategy leader for their Tax Aware, Smart Beta and ESG products. Mr. Rabinovich manages a varied mix of portfolios that include both traditional indexing as well as a variety of alternative beta mandates. He also manages local and global strategies and fund structures, which include separately managed accounts, commingled funds, mutual funds and ETFs. Mr. Rabinovich joined SSGA in Montreal in 2006, where he served as the Head of the Indexing team in Canada. He has been working in the investment management field since 2003. Mr. Rabinovich holds a Bachelor of Arts in Economics from the University of Buenos Aires and a Master of Arts in Economics from the University of CEMA. He has also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc.

4.	The following is added to the “Other Accounts Managed as of June 30, 2024” table on page 69 of the SAI:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Juan Acevedo†,† †,†††	132	$1,304.20	366	$959.00	472	$560.80	$2,824.00
Emiliano Rabinovich†,† †,† ††	132	$1,304.20	366	$959.00	472	$560.80	$2,824.00

†	Information for Mr. Acevedo and Mr. Rabinovich is provided as of December 31, 2024.
††	As of March 31, 2025, Mr. Acevedo and Mr. Rabinovich did not beneficially own any shares of the Funds.
†††	There are no performance-based fees associated with these accounts.

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